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2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our batteries and energy storage solutions and introduction of new batteries and energy storage solutions, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, our ability to implement our remediation plan in connection with the material weakness in our internal control over financial reporting, current expectations relating to legal proceedings and anticipated impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted EBITDA and adjusted net loss, which are non-GAAP financial measures. Non-GAAP adjusted EBITDA is defined as net loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted EBITDA and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot 18 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet.  775+ Patents Granted or Pending  ~1,900 Employees Globally  Founded in 2006  Headquartered in Stafford, Texas  NASDAQ: MVST  Electrifying Products Worldwide Recent Technology Announcements Silicon Enhanced Cells  Improved energy density for high performance applications. All-Solid-State Batteries  Next generation development. ME6 - Overhaulable ESS Containers  Optimized TCO with a robust design allowing for overhauls.  Increased capacity and stability with Microvast's high-performance LFP cells.

4 Overview Realizing Results Revenue Gross Profit $204 $307 $380 2022 2023 2024 M IL LI O N S U SD $9 $57 $120 4. 4% 18 .7% 31 .5% 0% 20% 40% 60% 80% 100% $0 $20 $40 $60 $80 $100 $120 $140 2022 2023 2024 M IL LI O N S U SD  Revenue is up 24% Y/Y - Since 2022, we have almost doubled our revenue, which is a strong indicator of market demand for our high-performance products.  Gross Profit has increased more than 100% Y/Y, with Gross Margin up 12.8 pp - Since 2022, our gross profit has improved more than 12x as we progress towards maturity within our industry, with a focus on profitability and the ability to leverage operations at scale. Q4 Revenue $113.4M Exceeds Guidance Backlog $401M Market Capture Q4 Gross Margin 36.6% Exceeds Guidance Q4 Adj. EBITDA $8.6M Strategic Execution

5 Innovate: Future Focus Capture: Significant Market Share Expand: Supporting Growth  Remain focused on production innovations and exciting upcoming R&D developments.  Deepen participation in the constantly developing battery supply chain economy.  Win entry into new segments with new high- performance products and diversify revenue streams through products and services that support global energy transformation.  Invest in commercialization of high demand and key future technologies.  Grow sales and maintain a sustainable gross margin.  Leverage operating efficiencies and adapt to new markets.  Add production capacity to meet growing customer demand.  Continue optimization of core business as we strive to achieve sustained profitability.  Drive excellence in our sales pipeline and regional footprints, growing through geographical and market expansion. Business Strategy For 2025 our core focus remains:  Becoming cashflow positive.  Maintaining our strong gross margin profile as we expand to meet customer demands.  Continue our high sales growth as we release new products and enter new market segments. We strive to achieve this through continued innovation, developing and capturing new markets, and expanding our capacity and global footprint.

6 Operations & Development Expanding Capacity, Continuing Innovation We are expanding our Huzhou facility with Phase 3.2, which will allow us to deliver more products to more customers to meet increasing demand:  Expansion is well under way, with production anticipated in Q4 2025.  Expected to provide up to an additional 2GWh of capacity annually.  Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah and HpCO-55Ah. Progress on recent announcements such as our ME6 system, all-solid-state batteries (ASSB) and silicon enhanced cells:  Work continues towards bringing the ME6 to customers.  Exploration of further progression for our ASSB pilot line is ongoing.

Strong 2024 Revenue Growth

Expanding Commercial Vehicle Reach

Successes	Challenges	2024 Key Stats
▪ Customer nomination for next generation battery products by one of the leading European CV OEMs. ▪ Strong EMEA market demand for Microvast battery products grew backlog, covering a steady product supply in the short term. ▪ Shift towards CVs in the heavy machinery segment among various OEMs and partners such as LGMG, Propel, Zoomlion.	▪ Meeting the high demand for capacity from customers. ▪ The battery market remains price sensitive fueled by aggressive pricing strategies of competitors. ▪ The overflow of cheaper LFP batteries from Asian battery manufacturers.	**$380M** Revenue **$401M** Backlog **24%** Y/Y Revenue Growth **31.5%** Gross Margin

HIGHLIGHTS

- Held 100% supply share of hybrid truck batteries to LGMG for 2024.
- Established cooperation with Zoomlion for 520T hybrid truck, and now all hybrid mining trucks, signed annual framework contracts.
- Deepened cooperation with Propel with plans to gradually add more vehicle models and areas.

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Business Developments

High Performance Cells Driving Demand

OEM	ZOOMLION	同力重工 TONLY	FARIZON
Vehicle	Hybrid Mining Trucks	Hybrid Mining Trucks	Commercial Trucks
Battery Type	HpCO-53.5Ah Gen 4 MV-B & C Pack	HpCO-53.5Ah Gen 4 MV-B & C Pack	MpCO-17.5Ah Gen 3 MV-B & C Pack
Highlights	Anticipate whole line of hybrid vehicles to be supplied exclusively by Microvast.	Market leader for mining trucks, a rapidly expanding market segment.	Range-extender vehicle serves as a significant project in 2025.




TONLY



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Business Developments

High Performance Cells Driving Demand

OEM	北京重卡 BAIC Heavy Duty	东风商用车 DONGFENG TRUCKS	临工农机 LGAG
Vehicle	Hybrid Trucks	Commercial Trucks	Agricultural Machinery
Battery Type	MpCO-48Ah Gen 4 MV-B & C Pack	MpCO-21Ah / MpCO-17.5Ah Gen 3 MV-B & C Pack	MpCO-48Ah Gen 4 MV-B & C Pack
Highlights	HEV truck battery pack targeting the one million units/yr. truck market.	Cooperating to bring mass production to market.	The world's largest extended range heavy-duty tractor; future development trend of agricultural machinery.







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Business Developments

High Performance Cells Driving Demand

OEM	SUN MOBILITY	GBV	APAC Leading Truck OEM *Confidential*
Vehicle	Commercial Trucks (fast charge battery swapping)	Commercial Trucks	Commercial Trucks
Battery Type	MpCO-19Ah Gen 3 MV-B & C Pack	MpCO-48Ah Gen 4 MV-B & C Pack	HpCO-53.5Ah Gen 4 MV-B & C Pack
Highlights	India's leading company in battery swapping projects, large market potential due to low TCO.	Australian heavy-duty truck.	Cooperation achieving a breakthrough in the electric truck field.







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Business Developments

High Performance Cells Driving Demand

	Dongfeng Liuzhou Motor 东风柳汽	XCMG	**European Leading Bus OEM** *Confidential*
OEM	Dongfeng Liuzhou Motor 东风柳汽	XCMG	European Leading Bus OEM *Confidential*
Vehicle	Commercial Trucks	Construction Machinery	18m Articulated e-Bus
Battery Type	HpCO-53.5Ah Gen 4 MV-B & C Pack	MpCO-21Ah-C Gen 3 MV-B & C Pack	MpCO-48Ah Gen 4 MV-B & C Pack
Highlights	Preferred battery supplier for hydrogen fuel cell hybrid road vehicles.	XCMG's first hybrid truck with a crane arm using our batteries.	Nomination for refurbishment received.







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2 0 2 4 F I N A N C I A L S

2024 P&L

($ in thousands)

GAAP Income Statement

	Twelve-Months Ended Dec. 31	
	2024	**2023**
Revenue	379,801	306,617
Cost of revenues	(260,249)	(249,390)
Gross Profit	**119,552**	**57,227**
Gross Margin	**31.5%**	**18.7%**
General and administrative expenses	(81,486)	(96,787)
Research and development expenses	(41,065)	(45,004)
Selling and marketing expenses	(22,576)	(23,614)
Impairment loss of long-lived assets	(93,173)	(504)
Operating expense	**(238,300)**	**(165,909)**
Subsidy Income	2,658	1,953
Profit/(loss) from operations	**(116,090)**	**(106,729)**
Change in fair value of warrants and convertible loan	(79,960)	59
Others	593	268
Net profit/(loss) before income tax	**(195,457)**	**(106,402)**
Income tax	-	(10)
Net profit/(loss)	**(195,457)**	**(106,412)**
Less: net income attributable to noncontrolling interests	-	(76)
Net profit/(loss) attributable shareholders	**(195,457)**	**(106,336)**

Revenue vs. Prior Year Period

- Revenue rose 24% year-over-year, with EMEA contributing almost half of twelve-month revenue.
- Gross margin improved by 12.8 pp over the twelve-month period.

Operating Expenses vs. Prior Year Period

- G&A: Decrease primarily due to reduction in non-cash settled share-based compensation (SBC), consolidations, and operational efficiencies.
- R&D: Decrease primarily due to a reduction in SBC expense.
- S&M: Decrease primarily due to a reduction in SBC expense.
- Impairment: Stemming from business consolidations and steps taken in Q2, non-cash expense that impacts GAAP operating expense and profit from operations.

Performance

- After accounting for changes in fair value of warrant liability and convertible loan and SBC, adjusted net loss in Q4 of $0.6M.
- Adjusted EBITDA for the quarter was $8.6 million compared to a negative $2.6 million in the prior year period.
- Going concern: Based on current performance, available resources, and expectations for the next 12 months, conclusion is that there is not substantial doubt about our ability to continue as a going concern.

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14 2024 Revenue by Region ($ in thousands) Twelve-Months Ended Dec. 31Revenue by region Y/Y %20232024 -19%62,65350,558APAC (Ex. China) -19%156,480127,138China 123%84,358187,718EMEA 360%3,12614,387USA 24%306,617379,801Total Twelve-Months Ended Dec. 31 Revenue Breakout  More than doubled EMEA revenue Y/Y, with EMEA full year 2024 making up nearly half of our revenue split. We anticipate another strong year of revenue growth in 2025 for the EMEA region.  We continue to gain ground in the US market; while the region served as a small portion of total revenue contribution for 2024, we expect this growth to continue and to make meaningful contributions in 2025.  In APAC we focused on smaller volume and higher margin products and markets vs. the prior year, with lower priced LFP products competing in certain segments. APAC (Ex. China), 13% China, 33% EMEA, 50% USA, 4% 2024 APAC (Ex. China), 21% China, 51% EMEA, 27% USA, 1% 2023

15 Cash Flow Statement ($ in thousands) Net Loss  $195.5M partially offset by non-cash adjustments, including $30.8M in SBC, $30.8M in DD&A, $97.3M from impairments, write downs, and disposals, and $80M in changes in fair value of warrant liability and convertible loan. Operating Cash Flow  Net inflow of $2.8M, supported by positive adjustments in net receivables of $15.3M, offset by net changes in liabilities and expenses of $64.7M. Investing Activities  Net outflow of $12.2M, primarily due to $17.7M in net PP&E, partially offset by $5.6M from short-term investments. Financing Activities  $37.6M net inflow, enhancing cash reserves and providing liquidity. Foreign Exchange Impact  $6.8M negative impact from exchange rate changes, reflecting global business and international exposure. Cash Position  Ended the period with $109.6M in cash (including restricted cash), a $21.4M increase, showing improved financial stability despite ongoing investments. Twelve-Months Ended Dec. 31Condensed & Consolidated Cashflow 2024 (195,457)Net income/(loss) Operating activities: 97,303 Impairment, disposal, write downs 79,960 Changes in fair value of warrant liability and convertible loan 9,349 Other operating activities 30,832 DD&A 30,840 Non-cash settled share-based compensation 15,279 Net Receivables (546)Inventory (64,746)Net Liabilities & expenses 2,814 Net cash from operating activities Investing activities: (17,716)Net PP&E 5,564 Short-term investments (12,152)Net cash from investing activities Financing activities: 126,517 Proceeds (88,928)Repayments 37,589 Net cash from financing activities (6,839)Exchange rate changes 21,412 Increase (decrease) in cash, cash equivalents and restricted cash 88,189 Cash, cash equivalents and restricted cash at beginning of the period 109,601 Cash, cash equivalents and restricted cash at end of the period

O U T L O O K

17 Global Maintain revenue growth and margin profile as catalysts to improved liquidity and profitability. 2025 Outlook $450-475M Revenue Guidance 18-25% Target Revenue Growth APAC 30% Target Gross Margin Targeting Phase 3.2 production in Q4 2025. Progress towards R&D new product pipeline. EMEA Expected >20% Y/Y revenue growth for 2025. Emphasis on securing new strategic partners and next generation product sales. Americas Targeting positive quarterly EBITDA and operating profits. Profitability focus driving regional efficiency and growth. Anticipate 50% Y/Y revenue growth for 2025. Continue assessing financing needs and options available.

A P P E N D I X

19 Non-GAAP Reconciliations ($ in thousands) Twelve-Months Ended Dec. 31 20232024 306,617 379,801 Revenues (249,390)(260,249)Cost of revenues 57,227 119,552 Gross profit (GAAP) 18.7%31.5%Gross margin 6,091 3,479 Non-cash settled share-based compensation (included in cost of revenues) 63,318 123,031 Adjusted gross profit (non-GAAP) 20.7% 32.4%Adjusted gross margin (non-GAAP) Twelve-Months Ended Dec. 31 20232024 (106,412)(195,457)Net loss (GAAP) (59)79,960 Changes in fair value of warrant and convertible loan* 64,920 30,849 Non-cash settled share-based compensation* (41,551)(84,648)Adjusted Net Loss (non-GAAP) *The tax effect of the adjustments was nil. Twelve-Months Ended Dec. 31 20232024 (106,412)(195,457)Net loss (GAAP) (981)8,969 Interest expense, net 10 -Income tax expense 22,928 30,832 Depreciation and amortization (84,455)(155,656)EBITDA (non-GAAP) (59)79,960 Changes in fair value of warrant and convertible loan 64,920 30,849 Non-cash settled share-based compensation (19,594)(44,847)Adjusted EBITDA (non-GAAP)